EXHIBIT 24.10
                                POWER OF ATTORNEY


The undersigned, as a director of Public Service Company of Oklahoma (the "Company"), hereby makes, constitutes and appoints T. D. Churchwell and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1996 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 21st day of January, 1997.


                                                     E. R. Brooks
                                                     Director




Subscribed and sworn to before me this 21st day of January, 1997 by E. R.
Brooks.


                                                     Lina P. Holm
                                                     Notary Public


My Commission Expires:
January 28, 1999

EXHIBIT 24.10
                                POWER OF ATTORNEY


The undersigned, as a director of Public Service Company of Oklahoma (the "Company"), hereby makes, constitutes and appoints T. D. Churchwell and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1996 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 21st day of January, 1997.

                                                     Harry A. Clarke
                                                     Director




Subscribed and sworn to before me this 21st day of January, 1997 by Harry A. Clarke.


                                                     Lina P. Holm
                                                     Notary Public


My Commission Expires:
January 28, 1999

EXHIBIT 24.10
                                POWER OF ATTORNEY


The undersigned, as a director of Public Service Company of Oklahoma (the "Company"), hereby makes, constitutes and appoints T. D. Churchwell and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1996 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 21st day of January, 1997.


                                                     Glenn Files
                                                     Director




Subscribed and sworn to before me this 21st day of January, 1997 by Glenn Files.


                                                     Lina P. Holm
                                                     Notary Public


My Commission Expires:
January 28, 1999

EXHIBIT 24.10
                                POWER OF ATTORNEY


The undersigned, as a director of Public Service Company of Oklahoma (the "Company"), hereby makes, constitutes and appoints T. D. Churchwell and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1996 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 21st day of January, 1997.


                                                     Paul K. Lackey, Jr.
                                                     Director




Subscribed and sworn to before me this 21st day of January, 1997 by Paul K. Lackey, Jr.


                                                     Lina P. Holm
                                                     Notary Public


My Commission Expires:
January 28, 1999

EXHIBIT 24.10
                                POWER OF ATTORNEY


The undersigned, as a director of Public Service Company of Oklahoma (the "Company"), hereby makes, constitutes and appoints T. D. Churchwell and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1996 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 28th day of January, 1997.


                                                     Paula Marshall-Chapman
                                                     Director




Subscribed and sworn to before me this 28th day of January, 1997 by Paula Marshall-Chapman.


                                                     Barbara Masterson
                                                     Notary Public


My Commission Expires:
March 4, 1998

EXHIBIT 24.10
                                POWER OF ATTORNEY


The undersigned, as a director of Public Service Company of Oklahoma (the "Company"), hereby makes, constitutes and appoints T. D. Churchwell and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1996 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 21st day of January, 1997.


                                                     William R. McKamey
                                                     Director




Subscribed and sworn to before me this 21st day of January, 1997 by William R. McKamey.


                                                     Lina P. Holm
                                                     Notary Public


My Commission Expires:
January 28, 1999

EXHIBIT 24.10
                                POWER OF ATTORNEY


The undersigned, as a director of Public Service Company of Oklahoma (the "Company"), hereby makes, constitutes and appoints T. D. Churchwell and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1996 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 21st day of January, 1997.


                                                     Robert B. Taylor, Jr.
                                                     Director




Subscribed and sworn to before me this 21st day of January, 1997 by Robert B. Taylor, Jr.


                                                     Lina P. Holm
                                                     Notary Public


My Commission Expires:
January 28, 1999